UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Boulder Growth & Income fund, Inc. SEMI-ANNUAL NYSE SYMboL: bIF MAY 31, 2014 Unaudited

TABLE OF CONTENTS
1	Letter from the Advisers

6	Financial Data

7	Portfolio of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Statement of Cash Flows

16	Financial Highlights

19	Notes to Financial Statements

32	Additional Information

34	Summary of Dividend Reinvestment Plan

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2014 (Unaudited)

Dear Stockholders:

The last several months have been extremely busy for us as we continually work to navigate an uncertain market environment, while also moving forward with the proposed reorganization of Boulder Growth & Income Fund, Inc. (the “Fund”), First Opportunity Fund, Inc., Boulder Total Return Fund, Inc. and The Denali Fund Inc. into a single surviving fund. I will speak more to the current market environment and provide commentary on the proposed reorganization later in this letter, but for now let us proceed with a review of the Fund’s performance.

For the six-month period ending May 31, 2014, the Fund generated a strong absolute return of 9.5% on net assets. Due to the strong absolute performance over the period, the Fund was able to outpace the 7.6% return generated by the S&P 500 Index, the 5.2% return generated by the Dow Jones Industrial Average (DJIA) and the 5.2% return generated by the NASDAQ Composite. As you can see in the chart below, the Fund has materially outperformed its benchmarks since we became the investment advisers to the Fund in January of 2002.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years**	Since January 2002**
Boulder Growth & Income Fund (NAV)	7.2%	9.5%	14.1%	14.5%	15.7%	9.5%	8.4%
Boulder Growth & Income Fund (Market)	6.9%	11.0%	17.1%	12.3%	15.8%	9.2%	6.1%
S&P 500 Index	4.0%	7.6%	20.4%	15.1%	18.4%	7.8%	6.5%
Dow Jones Industrial Average	3.0%	5.2%	13.3%	12.8%	17.5%	7.8%	7.0%
NASDAQ Composite	-1.2%	5.2%	24.5%	15.9%	20.5%	9.1%	7.7%

*	Annualized.
**

Annualized since January 2002, when the current advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The Fund’s combined position in the Class A and Class B shares of Berkshire Hathaway, Inc. (Berkshire Hathaway) was a key contributor to the Fund’s performance on an absolute and relative basis for the six-month period. Berkshire Hathaway’s Class A and Class B shares generated strong total returns of 9.9% and 10.1% over the period, respectively, which outpaced the returns generated by the Fund’s benchmarks. As has been the case in prior periods, the large size of the aggregate Berkshire Hathaway position helped drive its overall contribution to the Fund’s performance as it accounted for roughly 31.5% of total assets at period end. As demonstrated by the large size of the combined position, we continue to believe Berkshire Hathaway will be a solid contributor to the Fund’s performance over the long run.

Semi-Annual Report | May 31, 2014	1

Letter from the Advisers	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

Additional key contributors to the Fund’s performance on an absolute and relative basis for the six-month period were the Fund’s positions in Cohen & Steers Infrastructure Fund (Cohen & Steers) and Wells Fargo & Company (Wells Fargo). The contribution from the Cohen & Steers position was driven by the 21.9% return generated by the position during the period along with its larger position size as it accounted for roughly 6.2% of total assets at period end. While the position in Cohen & Steers accounts for a material portion of the total portfolio, we believe its diverse underlying holdings mitigate some of the risk of having such a large position. The Wells Fargo position generated a 16.9% return for the period and accounted for roughly 4.8% of total assets at period end. Despite continued weakness in Wells Fargo’s mortgage banking business due to the market wide decline in refinancing originations, the company continues to perform well as it has benefitted from solid growth across its other core business segments, further improvements in credit quality and disciplined cost management. We believe Wells Fargo is positioned to perform well over the long run as we feel it is one of the best operators in the industry, is solidly capitalized and has the available capacity to drive solid loan growth.

Other key contributors to performance on an absolute as well as relative basis were the Fund’s positions in Enterprise Product Partners L.P. and Cisco Systems, Inc, which generated returns for the period of 21.2% and 17.7%, respectively. Despite the material appreciation of each of these positions during the period, we continue to view them favorably and believe they should continue to be solid contributors to the Fund’s performance over the long run.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was its position in Wal-Mart Stores, Inc. (Wal-Mart) as it generated a negative 3.5% return for the period. The negative impact on the Fund’s performance was amplified by the larger weight of the position as it accounted for roughly 6.3% of total assets at period end. The poor performance of the position was driven by weaker underlying operating results for the company due to a shorter than normal holiday shopping season, the negative impact on store traffic from severe winter weather that affected large portions of the country earlier this year and the continued impact from benefit reductions for the Supplemental Nutrition Assistance Program that occurred last year. While Wal-Mart continues to face a competitive market environment, we believe the company’s operating results should improve going forward as it moves past some of these recent headwinds. In the meantime, the company remains a global leader in retail, has a solid balance sheet and generates ample free cash flow, which is being used to fund a decent dividend and regular share buybacks. As a result, we believe the company’s stock should provide solid returns over the long run.

Additional key detractors to performance on an absolute and relative basis for the period were the Fund’s positions in Wheelock & Company Limited (Wheelock) and JPMorgan Chase & Company (JPMorgan). The position in Wheelock generated a negative 15.2% return for the period due in part to continued uncertainty in the Hong Kong Property market. Wheelock accounted for approximately 0.9% of total assets at period end. The position in JPMorgan generated a return of negative 1.6% for the period with the impact of this performance amplified by the large weight of the position as it accounted for roughly 4.7% of total assets at period end. JPMorgan continued to execute well operationally as it managed its expenses and resolved some of the outstanding issues related to its control, regulatory and litigation agendas, but results were negatively impacted by softer results for the company’s mortgage and capital markets-related businesses due to weaker overall market fundamentals. Despite this, we believe JPMorgan should perform well over the

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2014 (Unaudited)

long run as we feel it remains one of the best operators in the industry, benefits from strong market positions and has a solid balance sheet able to support long-term growth.

Additional detractors to performance for the period on an absolute and relative basis were the Fund’s positions in Linn Energy LLC (Linn) and Transocean Limited (Transocean), which generated returns for the period of a negative 3.1% and a negative 14.7%, respectively. As part of our continuous portfolio monitoring process, we re-evaluated the investment thesis for each company and determined there were more attractive alternative investment opportunities available elsewhere. As a result, we sold out of each position during the period.

In total, the Fund performed ahead of the expectations we laid out in our last stockholder letter. As you will remember, it was our opinion that the market was fairly valued last fall and if there was further rapid market appreciation, the Fund would generate positive absolute returns, but would run the risk of underperforming on a relative basis. A rising tide will lift all boats, but we expected some boats would rise a little faster than others due to the nature of the tide’s rise. It was our belief that any further rapid appreciation in market values from that point would probably be driven by increasing optimism and risk-taking by market participants that would push market valuations higher than justified by the actual operational performance of the businesses that comprise the market. During such a period, market valuations will tend to move to premium levels. In such a market, the increased risk-taking will generally favor the stocks of more speculative companies over the stocks of the higher quality companies in which we invest.

This begs the question then: Why would we not reposition the Fund toward these more speculative stocks if we expected them to outperform? The answer is simple. An investment philosophy cannot be successful over the long run if you are unable to maintain your discipline to it regardless of the market environment. The cold hard fact of investing is that no single investment strategy will work in every short-term market cycle and trying to shift one’s strategy to specific market conditions is an almost certain way to underperform the market. It is our belief that superior absolute returns can be delivered over the long-run as long as you remain disciplined to a strong investment philosophy. As I have stated many times in these letters, our philosophy is to invest in good companies at attractive valuations for the long run and we firmly believe this philosophy has the capacity to outperform over the long run. As a stockholder in the Fund, you can rest assured that your investment will always be managed in adherence to this philosophy regardless of the prevailing market environment.

So where do we stand today? After continued market appreciation in excess of underlying business fundamentals, we believe the general market has begun to trade at premium valuations. While we do not believe the market has reached a level of excessive valuation premiums, it has made it increasingly difficult to identify attractive new investment opportunities. If the market appreciates and moves further into premium valuation territory, we would expect the Fund to generate positive absolute returns, but continue to run the risk of underperforming relative to the benchmarks. This will especially be the case if stock valuations begin to trade at unreasonable premiums to their underlying businesses, at which point the Fund may rotate further into cash assets and/or reduce the amount of leverage utilized by the Fund. Despite this possibility, we continue to believe the Fund’s portfolio is well positioned to deliver solid long-term returns due to its attractively valued investments in what we regard as high-quality, defensible businesses.

Semi-Annual Report | May 31, 2014	3

Letter from the Advisers	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

In the meantime, we will continue our efforts to address the Fund’s large share price discount. As you know, one of the actions currently being undertaken on this front is the proposed reorganization. As discussed in our last letter to stockholders, our press release of November 2013 and other filings with the SEC, the completion of the reorganization is subject to requisite stockholder approvals and all regulatory requirements and customary closing conditions being satisfied. As a number of steps remain before the reorganization can be completed, there is still much to be done and we will continue to work to move the proposed reorganization forward. We believe it represents an important step forward in our efforts to better serve the Fund’s stockholders and indirectly addresses the Fund’s share price discount. We hope you will view the reorganization as favorably as we do.

As always, I would like to wish you all a safe and happy summer and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

July 1, 2014

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. The author does not assume any obligation to update any facts, statements or opinions in this letter. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

This letter is not intended to, and does not, constitute an offer to sell, or solicitation of an offer to buy, shares of the Fund or its affiliated funds; nor is this letter intended to solicit a proxy from any stockholder of any of the aforementioned funds. Such solicitations will only be made by a final, effective registration statement, which includes a definitive Joint Proxy Statement/Prospectus (the “Registration Statement”), after the Registration Statement is declared effective by the SEC.

INVESTORS AND SECURITY HOLDERS OF THE FUND ARE URGED TO READ THE REGISTRATION STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATIONS AND OTHER PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND EXPENSES OF THE SURVIVING FUND CAREFULLY. THE REGISTRATION STATEMENT WILL CONTAIN INFORMATION WITH RESPECT TO THE INVESTMENT OBJECTIVES, RISKS AND EXPENSES OF THE FUNDS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS.

The Registration Statement will not constitute an offer to sell securities, nor will it constitute a solicitation of an offer to buy securities, in any state where such offer or sale is not permitted.

4	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2014 (Unaudited)

Security holders may obtain free copies of the Registration Statement and other documents (when they become available) filed with the SEC at the SEC’s web site at www.sec.gov. In addition, free copies of the Registration Statement and other documents filed with the SEC may also be obtained after effectiveness of the Registration Statement by calling (877) 561-7914.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund is currently leveraged through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long-term; however, this objective may not be achieved in all interest rate environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. There are certain risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing through a line of credit subjects the Fund to contractual restrictions on its operations and requires the Fund to maintain certain asset coverage ratios on its outstanding indebtedness.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

Semi-Annual Report | May 31, 2014	5

Financial Data	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid
11/30/13	$ 10.12	$ 7.92	$ 0.00
12/31/13	9.99	8.04	0.39 *
1/31/14	9.51	7.66	0.00
2/28/14	9.84	7.83	0.00
3/31/14	10.29	8.13	0.00
4/30/14	10.48	8.36	0.00
5/31/14	10.55	8.37	0.00

*	This distribution consisted of $0.39 per share net long-term capital gain.

INVESTMENTS AS A % OF TOTAL NET ASSETS

AVAILABLE TO COMMON STOCKHOLDERS

6	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Portfolio of Investments
May 31, 2014 (Unaudited)

Shares	Description	Value (Note 2)

LONG TERM INVESTMENTS 105.5%
DOMESTIC COMMON STOCK 85.9%
Banks 5.2%
277,408	Wells Fargo & Co.(1)	$14,086,778

Construction Machinery 1.2%
30,700	Caterpillar, Inc.(1)	3,138,461

Diversified 34.5%
466	Berkshire Hathaway, Inc., Class A*(1)(2)	89,472,000
25,000	Berkshire Hathaway, Inc., Class B*(1)	3,208,500

		92,680,500
Diversified Financial Services 6.6%
35,000	American Express Co.(1)	3,202,500
12,900	Franklin Resources, Inc.(1)	712,209
251,250	JPMorgan Chase & Co.(1)(2)	13,961,962

		17,876,671
Environmental Control 0.4%
30,000	Republic Services, Inc.(1)	1,062,000

Healthcare Products & Services 2.3%
61,000	Johnson & Johnson(1)	6,189,060

Manufacturing 0.6%
12,000	3M Co.(1)	1,710,600

Mining 4.0%
312,350	Freeport-McMoRan Copper & Gold, Inc.(1)(2)	10,635,518

Oil & Gas 1.0%
22,200	Chevron Corp.(1)	2,725,938

Pharmaceuticals 0.4%
20,000	Merck & Co., Inc.(1)	1,157,200

Registered Investment Companies (RICs) 6.8%
770,270	Cohen & Steers Infrastructure Fund, Inc.	18,247,696

Retail 9.5%
132,400	Kohl’s Corp.(1)	7,207,856
240,000	Wal-Mart Stores, Inc.(1)(2)	18,424,800

		25,632,656
Software & Services 6.9%
48,100	International Business Machines Corp.(1)	8,867,716

Semi-Annual Report | May 31, 2014	7

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

Shares	Description	Value (Note 2)

Software & Services (continued)
229,400	Oracle Corp.(1)(2)	$9,639,388

		18,507,104
Technology, Hardware & Equipment 5.4%
520,100	Cisco Systems, Inc.(1)	12,804,862
23,000	Harris Corp.(1)	1,776,750

		14,581,612
Tobacco Products 1.1%
45,000	Altria Group, Inc.(1)	1,870,200
10,800	Philip Morris International, Inc.(1)	956,232

		2,826,432
TOTAL DOMESTIC COMMON STOCK (Cost $133,450,834)		231,058,226

FOREIGN COMMON STOCK 11.1%
Beverages 3.8%
120,000	Heineken Holding NV	7,918,865
31,663	Heineken NV	2,231,892

		10,150,757
Iron/Steel 0.2%
9,000	POSCO, ADR	637,110

Oil & Gas 0.5%
18,000	Total SA, Sponsored ADR	1,250,100

Pharmaceuticals 1.2%
14,500	Sanofi	1,550,430
30,000	Sanofi, ADR	1,599,000

		3,149,430
Real Estate 3.5%
283,900	Cheung Kong Holdings, Ltd.	5,071,637
114,950	Henderson Land Development Co., Ltd.	748,744
2,110,000	Midland Holdings, Ltd.*	974,313
650,000	Wheelock & Co., Ltd.	2,628,355

		9,423,049
Real Estate Investment Trusts (REITs) 1.9%
5,028,490	Kiwi Income Property Trust	5,123,923

TOTAL FOREIGN COMMON STOCK (Cost $19,103,707)		29,734,369

LIMITED PARTNERSHIPS 4.2%
150,200	Enterprise Products Partners L.P.	11,237,964

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Boulder Growth & Income Fund, Inc.	Portfolio of Investments
May 31, 2014 (Unaudited)

Shares	Description	Value (Note 2)

	TOTAL LIMITED PARTNERSHIPS (Cost $6,788,178)	$11,237,964

	HEDGE FUNDS 4.3%
	Ithan Creek Partners L.P.*(3)(4)	11,608,705

	TOTAL HEDGE FUNDS (Cost $5,000,000)	11,608,705

	TOTAL LONG TERM INVESTMENTS (Cost $164,342,719)	283,639,264

	SHORT TERM INVESTMENTS 3.5%
	MONEY MARKET FUNDS 3.5%
9,528,434	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.010%	9,528,434

	TOTAL MONEY MARKET FUNDS (Cost $9,528,434)	9,528,434

	TOTAL SHORT TERM INVESTMENTS (Cost $9,528,434)	9,528,434

	TOTAL INVESTMENTS 109.0% (Cost $173,871,153)	293,167,698

	LEVERAGE FACILITY (9.3%)	(25,042,860)

	OTHER ASSETS AND LIABILITIES 0.3%	905,384

	TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.0%	$269,030,222

*	Non-income producing security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of May 31, 2014. (See Note 13).
(2)	Loaned security; a portion or all of the security is on loan as of May 31, 2014. (See Note 13).
(3)

Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued security as of May 31, 2014 was $11,608,705 or 4.3% of Total Net Assets Available to Common Stockholders.

(4)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Note 11).

Semi-Annual Report | May 31, 2014	9

Portfolio of Investments	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Common Abbreviations:
ADR - American Depositary Receipt.
L.P. - Limited Partnership.
Ltd. - Limited.
NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.
SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	97.9%
Netherlands	3.8%
Hong Kong	3.5%
New Zealand	1.9%
France	1.6%
South Korea	0.3%
Leverage Facility	(9.3)%
Other Assets and Liabilities	0.3%

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Statement of Assets and Liabilities
May 31, 2014 (Unaudited)

ASSETS:
Investments, at value (Cost $173,871,153) (Note 2)*	$293,167,698
Foreign currency, at value (Cost $667,403)	670,420
Dividends and interest receivable	601,248
Prepaid expenses and other assets	33,206
Total Assets	294,472,572

LIABILITIES:
Loan payable (Note 12)	25,042,860
Investment co-advisory fees payable (Note 3)	284,584
Administration and co-administration fees payable (Note 3)	53,146
Audit fees payable	19,912
Custody fees payable	14,386
Printing fees payable	13,907
Legal fees payable	7,900
Interest due on loan payable (Note 12)	1,985
Directors’ fees and expenses payable (Note 3)	1,423
Accrued expenses and other payables	2,247
Total Liabilities	25,442,350
TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$269,030,222

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 5)	$254,956
Paid-in capital in excess of par value of common stock	149,216,836
Overdistributed net investment income	(712,549)
Accumulated net realized gain on investments sold and foreign currency related transactions	971,279
Net unrealized appreciation on investments and foreign currency translation	119,299,700
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$269,030,222

Net Asset Value, $269,030,222/25,495,585 common stock outstanding	$10.55

*	Securities loaned, at value $23,217,427.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2014	11

Statement of Operations	Boulder Growth & Income Fund, Inc.
For the Six Months Ended May 31, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $15,206)	$3,318,069
Securities lending income	3,892
Total Investment Income	3,321,961

EXPENSES:
Investment co-advisory fees (Note 3)	1,752,874
Administration and co-administration fees (Note 3)	296,612
Interest on loan (Note 12)	121,122
Directors’ fees and expenses (Note 3)	42,613
Legal fees	41,093
Insurance expense	21,561
Audit fees	19,356
Custody fees	16,611
Printing fees	14,006
Transfer agency fees	13,525
Other	43,098
Total Expenses	2,382,471
Less fees waived by investment advisers	(140,213)
Net Expenses	2,242,258
Net Investment Income	1,079,703

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investment securities	261,383
Foreign currency related transactions	2,290
263,673
Net change in unrealized appreciation on:
Investment securities	19,710,278
Foreign currency related translation	2,049
19,712,327
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	19,976,000
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$21,055,703

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2014 (Unaudited)	For the Year Ended November 30, 2013

OPERATIONS:
Net investment income	$1,079,703	$1,515,604
Net realized gain on investment securities and foreign currency related transactions	263,673	10,352,173
Net change in unrealized appreciation on investment securities and foreign currency translations	19,712,327	37,527,954
	21,055,703	49,395,731

AUCTION PREFERRED STOCK TRANSACTIONS (NOTE 6):
Distributions from net investment income	–	(6,532)
Distributions from long-term capital gain	–	(212,680)
Total Auction Preferred Stock Transactions	–	(219,212)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	21,055,703	49,176,519

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 10):
From net investment income	–	(4,006,121)
From net realized capital gains	(10,000,134)	(4,826,314)
Total Distributions: Common Stockholders	(10,000,134)	8,832,435

REDEMPTION OF AUCTION PREFERRED STOCK (PAR VALUE)	–	(25,000,000)
NET ASSETS:
Beginning of period	257,974,653	242,630,569
End of period (including overdistributed net investment income of $(712,549) and $(1,792,252), respectively)	269,030,222	257,974,653

Net Assets Applicable to Common Stockholders	$269,030,222	$257,974,653

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2014	13

Statement of Cash Flows	Boulder Growth & Income Fund, Inc.
For the Six Months Ended May 31, 2014 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$21,055,703
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Proceeds from disposition of investment securities	7,417,557
Net proceeds from disposition of short-term investment securities	2,252,679
Net realized gain from investment securities	(261,383)
Net change in unrealized appreciation on investment securities	(19,710,278)
Net change in unrealized appreciation on foreign currency related transactions	(2,049)
Increase in dividends and interest receivable	(225,540)
Increase in prepaid expenses and other assets	(18,129)
Decrease in interest due on loan payable	(707)
Increase in co-advisory fees payable	18,609
Increase in audit fees payable	7,061
Decrease in legal fees payable	(8,487)
Increase in administration and co-administration fees payable	2,620
Increase in printing fees payable	5,202
Increase in directors’ fees and expenses payable	674
Increase in custody fees payable	10,100
Decrease in accrued expenses and other payables	(3,492)
Net Cash Provided by Operating Activities	10,540,140

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(10,000,134)
Net Cash Used in Financing Activities	(10,000,134)

Effect of exchange rates on cash	2,049

Net increase in cash	542,055
Cash and foreign currency, beginning balance	128,365

Cash and foreign currency, ending balance	$670,420

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for interest on loan during the period was $121,829.

See Accompanying Notes to Financial Statements.

14	www.boulderfunds.net

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Financial Highlights	Boulder Growth & Income Fund, Inc.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
AUCTION PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from tax return of capital
Distributions from long-term capital gains
Total Auction Preferred Stock Transactions
Net Increase from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Stockholders
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Period
Common Share Market Value - End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment income to average net assets including waiver
Ratio of net investment income/(loss) to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000’s)
Number of Common Shares Outstanding, End of Period (000’s)
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including Auction Preferred Stock(d)

Borrowings at End of Period
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000 (000s)

16	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Financial Highlights

For the Six Months Ended May 31, 2014 (Unaudited)		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012		For the Year Ended November 30, 2011		For the Year Ended November 30, 2010	For the Year Ended November 30, 2009

$10.12		$8.54		$7.38		$7.46		$6.68	$5.90

0.04		0.06		0.10		0.05		0.04	(0.02)
0.78		1.88		1.19		(0.02)		0.76	0.82
0.82		1.94		1.29		0.03		0.80	0.80

–		(0.00	)(b)	(0.01)		(0.00	)(b)	(0.01)	(0.01)
–		–		–		–		–	(0.01)
–		(0.01)		(0.01)		(0.01)		(0.01)	–
–		(0.01)		(0.02)		(0.01)		(0.02)	(0.02)
0.82		1.93		1.27		0.02		0.78	0.78

–		(0.16)		(0.01)		(0.01)		–	–
(0.39)		(0.19)		(0.10)		(0.09)		–	–
(0.39)		(0.35)		(0.11)		(0.10)		–	–
0.43		1.58		1.16		(0.08)		0.78	0.78
$10.55		$10.12		$8.54		$7.38		$7.46	$6.68
$8.37		$7.92		$6.53		$5.89		$6.20	$5.63
9.5%		24.5%		17.9	%(e)	0.5%		11.7%	13.2%
11.0%		27.5%		12.9%		(3.5)%		10.1%	29.4%

1.76	%(f)	1.74%		3.17%		N/A		N/A	N/A
1.87	%(f)	1.84%		3.28%		2.40%		2.19%	2.08%
0.85	%(f)	0.62%		1.22%		N/A		N/A	N/A
0.74	%(f)	0.52%		1.11%		0.54%		0.44%	(0.39)%

0%		11%		20%		6%		5%	22%
$269,030		$257,975		$217,631		$188,035		$190,293	$170,321
25,496		25,496		25,496		25,496		25,496	25,496
N/A		N/A		2.83%		2.12%		1.93%	1.79%

$25,043		$25,043		N/A		N/A		N/A	N/A
$11,743		$11,301		N/A		N/A		N/A	N/A

See Accompanying Notes to Financial Statements.

Semi-Annual Report | May 31, 2014	17

Financial Highlights	Boulder Growth & Income Fund, Inc.

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.01 per common share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)

Ratios do not include the effect of dividends to preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Funds on the Portfolio of Investments).

(e)	Total return includes an increase from payment by affiliates classified as litigation income. Excluding such item, the total return would have been decreased by 0.60%.
(f)	Annualized.

The table below sets out information with respect to Auction Preferred Stock previously issued.(1)(2)

	Par Value (000)		Total Shares Outstanding (000)	Asset Coverage Per Share(3)		Involuntary Liquidating Preference Per Share(4)

05/31/14	$	N/A	N/A	$	N/A	$	N/A
11/30/13		N/A	N/A		N/A		N/A
11/30/12		25,000	1.00		242,669		25,000
11/30/11		25,000	1.00		213,059		25,000
11/30/10		25,000	1.00		215,316		25,000
11/30/09		25,000	1.00		195,343		25,000

(1)	See Note 6 in Notes to Financial Statements.
(2)	The Auction Market Preferred Stock (“AMPS”) issued by the Fund were fully redeemed at par value on April 23, 2013.
(3)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of Auction Preferred Stock outstanding.
(4)	Excludes accumulated undeclared dividends.

See Accompanying Notes to Financial Statements.

18	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2014 (Unaudited)

NOTE 1. FUND ORGANIZATION

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the Fund’s advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

Semi-Annual Report | May 31, 2014	19

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments
Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2014 (Unaudited)

The following is a summary of the inputs used as of May 31, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stock	$231,058,226	$–	$–	$231,058,226
Foreign Common Stock	29,734,369	–	–	29,734,369
Limited Partnerships	11,237,964	–	–	11,237,964
Hedge Funds	–	–	11,608,705	11,608,705
Short Term Investments	9,528,434	–	–	9,528,434

TOTAL	$281,558,993	$–	$11,608,705	$293,167,698

*	For detailed descriptions, see the accompanying Portfolio of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the six month period ended May 31, 2014, there were no transfers between Levels 1, 2, or 3 securities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities*
Boulder Growth & Income Fund	Hedge Funds	Total

Balance as of November 30, 2013	$11,219,277	$11,219,277
Change in Unrealized Appreciation	389,428	389,428

Balance as of May 31, 2014	$11,608,705	$11,608,705

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2014	$389,428	$389,428

*	For detailed descriptions, see the accompanying Portfolio of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Semi-Annual Report | May 31, 2014	21

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 7.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Auction Market Preferred Stock were previously entitled to receive cumulative cash dividends as declared by the Fund’s Board. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the

22	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2014 (Unaudited)

Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the six month period ended May 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as co-investment advisers to the Fund (the “Advisers”). The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually. The Advisers renewed the fee waiver for an additional one year term as of December 1, 2013.

For the six month period ended May 31, 2014, the Fund made net cash payments for advisory fees to BIA and SIA in the amounts of $1,209,627 and $403,209, respectively.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). Prior to October 1, 2013 SIA received a monthly fee equal to 75% of the fees earned by the Advisers, and BIA received 25% of the fees earned by the Advisers. As of October 1, 2013 SIA receives 25% of the fees earned by the Advisers and BIA receives 75% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. As the Fund’s total monthly

Semi-Annual Report | May 31, 2014	23

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

administration costs did not exceed 0.30% during the year ended November 30, 2013, there was no fee waiver for that period. The equity owners of FAS are EALLC and the Lola Trust.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates of the Fund: Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum fee of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $8,000 per annum, plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting, and $500 for each telephonic meeting of the Board. The lead independent director of the Board receives $1,000 per meeting. The chairman of the audit committee receives an additional $1,000 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the six month period ended May 31, 2014 were $0 and $7,417,540, respectively.

NOTE 5. CAPITAL

At May 31, 2014, 249,990,000 of $0.01 par value common stock (the “Common Stock”) were authorized, of which 25,495,585 were outstanding.

Transaction in Common Stock were as follows:

	For the Six Months Ended May 31, 2014	For the Year Ended November 30, 2013
Common Stock outstanding - beginning of period	25,495,585	25,495,585

Common Stock outstanding - end of period	25,495,585	25,495,585

24	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2014 (Unaudited)

NOTE 6. AUCTION PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Auction Market Preferred Stock. On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”) and had no mandatory retirement date.

On April 23, 2013 all outstanding AMPS issued by the Fund were redeemed at par.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide leverage to the Fund going forward. See Note 13 - Line of Credit, for further information on the borrowing facility used by the Fund during the six month period ended, and as of, May 31, 2014.

NOTE 7. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of May 31, 2014, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of its larger positions than that of a more diversified fund. As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of

Semi-Annual Report | May 31, 2014	25

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Changes in Investment Policies: On May 2, 2011, stockholders approved a proposal by the Fund to remove the Fund’s fundamental investment policy requiring the Fund to invest at least 25% of the value of the Fund’s total assets in real estate related companies. As a result, the Fund’s fundamental investment policy was amended to state that the Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with hedge funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

NOTE 8. SIGNIFICANT STOCKHOLDERS

On May 31, 2014 individuals, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 8,693,484 shares of Common Stock of the Fund, representing approximately 34.10% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of BIA and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own the Advisers and FAS.

NOTE 9. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its Common Stock, in the open market or

26	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2014 (Unaudited)

through private transactions; at the option of the Board and upon such terms as the Board shall determine.

For the six month period ended May 31, 2014 the Fund did not repurchase any of its Common Stock. For the year ended November 30, 2013 the Fund did not repurchase any of its Common Stock and purchased and retired all 1,000 shares of AMPS at par value.

NOTE 10. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of May 31, 2014.

As determined on November 30, 2013, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency, partnership investments, and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $(2,824,211), $2,831,434 and $(7,223) were reclassified at November 30, 2013 among overdistributed net investment income, accumulated net realized gains on investments and paid-in-capital, respectively, for the Fund.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital. Due to the redemption of the AMPS on April 23, 2013, all ordinary income and long-term capital gains are now allocated to common stockholders.

The character of distributions paid on a tax basis during the year ending November 30, 2013 is as follows:

Year Ended
November 30, 2013
Distributions paid from:
Ordinary Income	$4,012,653
Long-term capital gain	5,038,994

$9,051,647

On May 31, 2014, based on cost of $175,788,005 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $119,552,665, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,172,972 resulting in net unrealized appreciation of $117,379,693.

Semi-Annual Report | May 31, 2014	27

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$441,805
Accumulated Long-term Capital Gain	10,402,092
Unrealized Appreciation	98,827,095
Cumulative Effect of Other Timing Differences	(1,168,131)

Total	$108,502,861

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 11. RESTRICTED SECURITIES

As of May 31, 2014, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of May 31, 2014 were as follows:

Issuer Description	Acquisition Date	Cost	Value May 31, 2014	Value as Percentage of Net Assets Available to Common Stock May 31, 2014
Ithan Creek Partners, LP	06/02/08	$ 5,000,000	$11,608,705	4.3%

NOTE 12. INVESTMENTS IN HEDGE FUNDS

As of May 31, 2014, the Fund had an investment in a Hedge Fund, which is reported on the Portfolio of Investments under the section titled Hedge Funds.

The Hedge Fund seeks to achieve capital appreciation through investment opportunities primarily in the financial services sector, with a particular focus on companies undergoing recapitalizations and sales of distressed assets. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investment in the Hedge Fund is not publicly traded, the Fund’s ability to make withdrawals from its investment in the Hedge Fund is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the Hedge Fund, or limited withdrawals allowable only during specified times during the year. In certain circumstances the Fund may not make withdrawals that occur within certain periods following the date of admission to the Hedge Fund. As of May 31, 2014, the Fund did not have any investments in hedge funds in which a suspension of withdrawals was in effect.

28	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2014 (Unaudited)

The following table summarizes the Fund’s investment in the Hedge Fund as of May 31, 2014.

Description	% of Net Assets as of 5/31/14	Value as of 5/31/14	Net Unrealized Gain/(Loss) as of 5/31/14	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	4.3%	$11,608,705	$6,608,705	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice

Total	4.3%	$11,608,705	$6,608,705

The Fund did not have any outstanding unfunded commitments as of May 31, 2014.

NOTE 13. LINE OF CREDIT

On March 19, 2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $50,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the six month period ended May 31, 2014, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $25,042,860 and 0.957%, respectively. Due to the short term nature of the Agreement, face value approximates fair value at May 31, 2014. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). As of May 31, 2014, the amount of such outstanding borrowings is $25,042,860. The interest rate applicable to the borrowings on May 31, 2014 was 0.951%. As of May 31, 2014, the amount of Pledged Collateral was $131,721,758.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Semi-Annual Report | May 31, 2014	29

Notes to Financial Statements	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of May 31, 2014, the value of securities on loan was $23,217,427.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended May 31, 2014.

NOTE 14. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, “Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements”. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

NOTE 15. FUND REORGANIZATION

On November 4, 2013, BIA and SIA announced that the respective directors of BIF, Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”), First Opportunity Fund, Inc. (“FOFI” and, together with BTF, DNY and BIF, the “Funds”), have approved the reorganization of each of BTF, DNY and the FOFI (the “Target Funds”) into BIF, with BIF continuing as the surviving fund (each, a “Reorganization” and collectively, the “Reorganizations”). The Reorganizations are contingent upon stockholder approval of each Reorganization and other conditions and contemplate, among other things, the following action:

The assets of the Target Funds will be transferred to, and the liabilities of the Target Funds will be assumed by, BIF in exchange for shares of common stock of BIF (the “BIF Shares”). The BIF Shares will then be distributed to the respective Target Fund stockholders. The net asset value (not market value) of the BIF Shares received by the Target Fund stockholders in

30	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements
May 31, 2014 (Unaudited)

the Reorganization will equal the aggregate net asset value (not market value) of the respective Target Fund shares held by such stockholders as of the valuation date.

Certain other actions contemplated by the Reorganizations have been approved by the applicable boards, subject to stockholder approval.

Of these other actions, the following are conditions for the completion of the Reorganizations:

•

An amendment to FOFI’s Articles of Amendment and Restatement eliminating the right of stockholders to demand the fair value of their shares upon reorganization with another registered investment company in a family of investment companies having the same investment adviser or administrator as FOFI (the “FOFI Amendment”); and

•	The elimination of BIF’s fundamental investment policy limiting the ability to invest more than 4% of total assets in any single issuer (the “4% Policy Change”).

The applicable boards also approved the following actions, subject to stockholder approval, which are not conditions for completion of the Reorganizations:

•

Upon effectiveness of the Reorganizations, BIF will adopt new investment advisory agreements. The new agreements will provide for a reduction in the current advisory fee (1.25% with a temporary fee waiver of 0.10%) to a new fee of 1.10% on assets under management up to $1 billion, 1.05% for assets between $1 billion and $1.5 billion, 1.00% for assets between $1.5 billion and $2.0 billion and 0.95% for assets exceeding $2.0 billion (the “Advisory Agreements”); and

•

Upon effectiveness of the Reorganizations, BIF will adopt a new fundamental investment policy for BIF such that it may not invest more than 10% of its net assets in “private funds” (e.g. hedge funds) (the “Hedge Fund Policy Change” and, together with the 4% Policy Change, the “Policy Changes”).

The boards also determined that if the FOFI Amendment is not approved by FOFI stockholders, the Reorganizations, Advisory Agreements and Policy Changes will not be considered or voted upon by the respective stockholders.

Prior to consummation of the Reorganizations, each Fund is expected to distribute any remaining net investment income and realized capital gains, if any exists.

NOTE 16. SUBSEQUENT EVENTS

Stockholder Distribution for the Fund: On July 11, 2014, the Fund paid a dividend in the amount of $0.045 per common share, consisting of ordinary income, short-term capital gain and long-term capital gain, to stockholders of record as of July 1, 2014.

Redemption of Hedge Fund: On June 30, 2014, the Fund’s interest in Ithan Creek was redeemed. The Fund will continue to maintain a residual, non-participating interest in the partnership represented by side pockets containing illiquid securities. The Fund will maintain such interest until all contents of the side pockets have been liquidated and distributed.

Semi-Annual Report | May 31, 2014	31

Additional Information	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.boulderfunds.net; (2) on the SEC’s website at www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, on the Fund’s website located at www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information

32	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information
May 31, 2014 (Unaudited)

is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Semi-Annual Report | May 31, 2014	33

Summary of Dividend Reinvestment Plan	Boulder Growth & Income Fund, Inc.
May 31, 2014 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the

34	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan
May 31, 2014 (Unaudited)

specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Semi-Annual Report | May 31, 2014	35

Notes	Boulder Growth & Income Fund, Inc.

36	www.boulderfunds.net

Directors	Richard I. Barr
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney
Steven K. Norgaard

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Stock Transfer Agent	Computershare
480 Washington Blvd.
Jersey City, NJ 07310

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER GROWTH & INCOME FUND, INC.

c/o Computershare

480 Washington Blvd.

Jersey City, NJ 07310

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT and 99.302(ii) CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	August 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	August 8, 2014

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	August 8, 2014